Exhibit 99.2

Digital Realty Trust

THIRD QUARTER 2009

Supplemental Operating and Financial Data

September 30, 2009

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the current deterioration in global economic, credit and market conditions;

•	downturn of local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2008, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s 78 properties, excluding one property held as an investment in an unconsolidated joint venture contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 13.8 million net rentable square feet, including approximately 1.9 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Corporate Development

David J. Caron: Senior Vice President, Portfolio Management

Michael Manos: Senior Vice President, Technical Services

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com        (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Macquarie	JMP Securities
Steve Benyik	Nick Pirsos	William Marks
(212) 538-0239	(212) 231-2457	(415) 835-8944

Green Street	Oppenheimer	Citigroup	Baird	Bank of America
Michael Knott	Srinivas Anantha	Michael Bilerman	David Aubuchon	Jamie Feldman
(949) 640-8780	(617) 428-5960	(212) 816-1685	(314) 863-4235	(646) 855-5808

Matthew Wokasch	Peter Armstrong	Mark Montandon	Justin Pelham-Webb	Jana Galan
(949) 640-8780	(212) 667-5808	(212) 816-1685	(314) 863-6413	(646) 855-9081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	Ian Weismann	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9461	(443) 224-1264

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008	1st Quarter 2008
High Price *	$48.21	$39.84	$35.70	$47.62	$51.28	$43.45	$39.20
Low Price *	$34.27	$32.14	$24.96	$18.04	$36.96	$35.43	$31.28
Closing Price, end of quarter *	$45.71	$35.85	$33.18	$32.85	$47.25	$40.91	$35.50
Average daily trading volume *	1,362,583	2,258,424	2,074,752	1,876,211	1,139,423	904,670	1,224,336
Indicated dividend per common share **	$1.440	$1.320	$1.320	$1.320	$1.240	$1.240	$1.240
Closing annual dividend yield, end of quarter	3.2%	3.7%	4.0%	4.0%	2.6%	3.0%	3.5%
Closing shares and units outstanding end of quarter ***	82,173,996	82,013,377	81,980,716	79,125,833	78,259,621	72,405,839	72,329,436
Closing market value of shares and units outstanding (thousands), end of quarter	$3,756,173	$2,940,180	$2,720,120	$2,599,284	$3,697,767	$2,962,123	$2,567,695

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of September 30, 2009, the total number of shares and units includes 76,519,219 shares of common stock, 4,360,549 common units held by third parties and 1,294,228 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Ownership Structure

As of September 30, 2009

Series A / B
Redeemable Preferred
Stockholders
Public
Stockholders
Series C / D
Convertible Preferred
Stockholders
Digital Realty Trust, Inc.
(the REIT)
93.1%
Common
General
Partnership
Interest
100% Series
A/B/C/D
Preferred
Partnership
Interest
5.3% Limited
Partnership
Interest
Digital Realty Trust, L.P.
(our operating partnership)
Third-Party
Contributors
100%
1.6% Limited
Partnership
Interest (1)
Directors, Executive
Officers and Others
Digital Services,
Inc. (taxable REIT
subsidiary)
Properties

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	76,519,219	93.1%
Cambay Tele.com, LLC (3)	4,327,827	5.3%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,294,228	1.6%

Total	82,173,996	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	The total number of shares and units includes 76,519,219 shares of common stock, 4,360,549 common units held by third parties and 1,294,228 common units, vested and unvested long-term incentive units (including vested class C units) held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and the operating partnership’s assumed debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 564,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Key Quarterly Financial Data (1)

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Shares and units at end of quarter
Common shares outstanding	76,519,219		76,140,807		76,042,511		73,306,703		72,556,699		66,174,618		65,481,470
Common units outstanding	5,654,777		5,872,570		5,938,205		5,819,130		5,702,922		6,231,221		6,847,966

Total shares and Operating Partnership units	82,173,996		82,013,377		81,980,716		79,125,833		78,259,621		72,405,839		72,329,436

Market Capitalization
Market value of common equity (2)	$3,756,173		$2,940,180		$2,720,120		$2,599,284		$3,697,767		$2,962,123		$2,567,695
Liquidation value of preferred equity	686,637		686,637		686,637		686,750		686,750		686,750		686,750
Total debt at balance sheet carrying value	1,599,270		1,519,506		1,439,688		1,385,074		1,283,718		1,361,172		1,190,691

Total market capitalization including preferred equity and debt	$6,042,080		$5,146,323		$4,846,445		$4,671,108		$5,668,235		$5,010,045		$4,445,136

Total debt/Total market capitalization including preferred equity and debt	26.5%		29.5%		29.7%		29.7%		22.6%		27.2%		26.8%

Selected Balance Sheet Data
Investments in real estate (before depreciation)	$3,416,083		$3,283,874		$3,155,062		$3,051,180		$2,905,275		$2,816,258		$2,602,166
Total assets	3,532,418		3,444,708		3,351,613		3,281,045		3,158,885		3,070,850		2,895,036
Total liabilities	1,878,259		1,773,344		1,705,537		1,705,969		1,548,110		1,623,801		1,444,294

Selected Operating Data
Total operating revenues from continuing operations	$163,227		$155,007		$149,134		$147,106		$142,016		$123,776		$114,547
Total operating expenses from continuing operations	117,571		112,161		109,931		106,537		108,358		94,942		89,253
Interest expense from continuing operations	22,559		22,495		18,937		17,747		15,716		14,956		15,202
Net income	23,945		21,203		21,189		25,133		18,419		13,550		10,816
Net income (loss) available to common stockholders	12,406		10,271		10,295		13,793		7,484		3,094		2,319

Financial Ratios
EBITDA (3)	$85,737		$82,241		$75,972		$78,766		$69,902		$58,367		$56,763
Adjusted EBITDA (4)	$97,276		$93,173		$86,866		$90,106		$80,837		$68,823		$65,260
Cash interest expense (5)	$19,812		$16,695		$21,398		$17,439		$20,116		$14,691		$20,093
Fixed charges (6)	$32,981		$29,721		$34,505		$30,323		$32,619		$27,163		$30,737
Debt service coverage ratio (7)	4.9	x	5.6	x	4.1	x	5.2	x	4.0	x	4.7	x	3.2	x
Fixed charge coverage ratio (8)	2.9	x	3.1	x	2.5	x	3.0	x	2.5	x	2.5	x	2.1	x

Profitability measures
Net income (loss) per common share - basic	$0.16		$0.13		$0.14		$0.19		$0.11		$0.05		$0.04
Net income (loss) per common share - diluted	$0.16		$0.13		$0.14		$0.19		$0.10		$0.05		$0.03
Funds From Operations (FFO) per diluted share and unit (9)	$0.74		$0.71		$0.70		$0.75		$0.68		$0.58		$0.57
Adjusted Funds From Operations (AFFO) per diluted share and unit (10)	$0.59		$0.51		$0.53		$0.56		$0.56		$0.41		$0.38
Dividends per share and common unit	$0.36		$0.33		$0.33		$0.33		$0.31		$0.31		$0.31
Diluted FFO payout ratio (11)	48.9%		46.5%		47.4%		44.1%		45.6%		53.2%		54.4%
Diluted AFFO payout ratio (12)	61.0%		64.7%		62.3%		58.9%		55.4%		75.6%		81.6%

Portfolio Statistics
Buildings	108		99		99		98		96		96		93
Properties	78		75		75		75		74		74		71
Net rentable square feet, excluding redevelopment space	11,964,522		11,854,886		11,784,573		11,387,102		11,244,657		10,977,945		10,795,795
Square feet held for redevelopment (13)	1,876,885		1,148,212		1,218,525		1,573,612		1,606,407		1,873,119		1,863,700
Occupancy at end of quarter (14)	95.2%		94.8%		95.1%		94.9%		95.2%		95.2%		94.7%
Weighted average remaining lease term (years) (15)	7.6		7.5		7.6		7.3		7.3		7.4		7.7
Same store occupancy at end of quarter (14)(16)	95.1%		94.7%		95.0%		95.4%		95.2%		95.2%		94.7%

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB ASC 470-20, formerly FASB APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)” and FASB ASC
810-10, formerly Statement of Financial Accounting Standard No.160 “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”.
(2)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of unvested class C units and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 28. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 28. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense see page 10.
(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(9)	For a definition and discussion of FFO see page 28. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(10)	For a definition and discussion of AFFO, see page 28. For a reconciliation of FFO to AFFO, see page 9.
(11)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(14)	Occupancy and same store occupancy excludes space held for redevelopment.
(15)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(16)	Same store properties were acquired before December 31, 2007.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Consolidated Balance Sheets (1)

(Dollars in thousands, except share data)

	September 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Investments in real estate
Land	$364,010	$316,318
Acquired ground leases	2,795	2,733
Buildings and improvements	2,770,434	2,467,830
Tenant improvements	270,490	255,818

Investments in real estate	3,407,729	3,042,699
Accumulated depreciation and amortization	(418,794)	(302,960)

Net investments in properties	2,988,935	2,739,739
Investment in unconsolidated joint venture	8,354	8,481

Net investments in real estate	2,997,289	2,748,220

Cash and cash equivalents	41,152	73,334
Accounts and other receivables, net	45,404	39,108
Deferred rent	134,458	99,957
Acquired above market leases, net	27,255	31,352
Acquired in place lease value and deferred leasing costs, net	213,239	222,389
Deferred financing costs, net	21,357	16,275
Restricted cash	36,813	45,470
Other assets	15,451	4,940

Total Assets	$3,532,418	$3,281,045

LIABILITIES AND EQUITY
Revolving credit facility	$149,838	$138,579
Unsecured senior notes	83,000	58,000
Mortgage loans	935,206	1,026,594
4.125 % exchangeable senior debentures due 2026, net of discount	164,826	161,901
5.50% exchangeable senior debentures due 2029	266,400	—
Accounts payable and other accrued liabilities	153,072	171,176
Accrued dividends and distributions	—	26,092
Acquired below market leases, net	67,099	76,660
Security deposits and prepaid rents	58,818	46,967

Total Liabilities	1,878,259	1,705,969

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 6,999,955 and 7,000,000 issued and outstanding as of September 30, 2009 and December 31, 2008, respectively	169,067	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $345,000,000 liquidation preference ($25.00 per share), 13,795,500 and 13,800,000 issued and outstanding as of September 30, 2009 and December 31, 2008, respectively	333,472	333,581
Common Stock; $0.01 par value: 125,000,000 authorized, 76,519,219 and 73,306,703 shares issued and outstanding as of September 30, 2009 and December 31, 2008, respectively	763	732
Additional paid-in capital	1,148,825	1,057,107
Dividends in excess of earnings	(211,596)	(166,863)
Accumulated other comprehensive income, net	(26,471)	(49,503)

Total stockholders’ equity	1,573,859	1,503,921

Noncontrolling interests:
Noncontrolling interest in operating partnership	62,212	66,797
Noncontrolling interest in consolidated joint venture	18,088	4,358

Total noncontrolling interests	80,300	71,155

Total Equity	1,654,159	1,575,076

Total Liabilities and Equity	$3,532,418	$3,281,045

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Consolidated Quarterly Statements of Operations (1)

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08

Rental	$130,878	$125,380	$118,089	$111,398	$102,449	$97,966	$92,746
Tenant reimbursements	32,236	29,544	31,027	30,136	29,882	25,698	21,787
Other	113	83	18	5,572	9,685	112	14

Total operating revenues	163,227	155,007	149,134	147,106	142,016	123,776	114,547

Rental property operating and maintenance	45,278	42,301	42,573	43,664	39,859	35,943	31,681
Property taxes	9,295	9,149	9,211	5,767	8,689	8,522	8,124
Insurance	1,495	1,488	1,456	1,333	1,252	1,198	1,205
Depreciation and amortization	50,439	49,183	46,304	47,086	46,548	39,591	39,153
General and administrative	10,660	10,040	10,102	8,661	11,261	9,686	8,783
Other	404	—	285	26	749	2	307

Total operating expenses	117,571	112,161	109,931	106,537	108,358	94,942	89,253

Operating income	45,656	42,846	39,203	40,569	33,658	28,834	25,294

Equity in earnings of unconsolidated joint venture	1,091	741	1,116	1,860	178	173	158
Interest and other income	90	403	243	591	453	407	655
Interest expense	(22,559)	(22,495)	(18,937)	(17,747)	(15,716)	(14,956)	(15,202)
Tax expense	(333)	(292)	(436)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt		—	—	—	—	(182)	—

Net Income	23,945	21,203	21,189	25,133	18,419	13,550	10,816
Net Income attributable to noncontrolling interest	(1,438)	(831)	(793)	(1,238)	(833)	(354)	(239)

Net Income Attributable to Digital Realty Trust, Inc.	22,507	20,372	20,396	23,895	17,586	13,196	10,577
Preferred stock dividends	(10,101)	(10,101)	(10,101)	(10,102)	(10,102)	(10,102)	(8,258)

Net income available to common stockholders	$12,406	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Net income per share available to common stockholders - basic	$0.16	$0.13	$0.14	$0.19	$0.11	$0.05	$0.04
Net income per share available to common stockholders - diluted	$0.16	$0.13	$0.14	$0.19	$0.10	$0.05	$0.03
Weighted-average shares outstanding - basic	76,301,577	76,121,380	74,703,755	73,011,453	70,916,019	65,889,122	65,431,586
Weighted-average shares outstanding - diluted	77,674,137	76,851,202	74,895,168	73,205,628	73,338,871	68,068,600	67,142,783
Weighted-average fully diluted shares and units	83,466,346	82,728,389	80,741,438	79,289,939	79,376,123	74,533,055	73,886,689

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Funds From Operations (FFO) (1)

(unaudited and in thousands except per share data)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$12,406	$10,271	$10,295	$13,793	$7,484	$3,094	$2,319

Adjustments:

Noncontrolling interests in operating partership	898	757	793	1,149	637	304	239
Real estate related depreciation and amortization (2)	50,163	48,900	46,087	46,890	46,359	39,414	38,994
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	543	858	646	(286)	859	872	894

FFO available to common stockholders and unitholders	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446

FFO per share and unit:
Basic	$0.78	$0.74	$0.72	$0.78	$0.72	$0.60	$0.59
Diluted (3)	$0.74	$0.71	$0.70	$0.75	$0.68	$0.58	$0.57

Weighted-average shares and units outstanding - basic	82,094	81,999	80,550	79,096	76,953	72,354	72,175
Weighted-average shares and units outstanding - diluted (3)	101,492	99,461	92,571	91,123	91,209	86,366	82,524
(1) Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).
(2) Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$50,439	$49,183	$46,304	$47,086	$46,548	$39,591	$39,153
Non-real estate depreciation	(276)	(283)	(217)	(196)	(189)	(177)	(159)

	$50,163	$48,900	$46,087	$46,890	$46,359	$39,414	$38,994

(3)     At September 30, 2009, we had 7,000 series C convertible preferred shares and 13,796 series D convertible preferred shares outstanding that were convertible into 3,615 common shares and 8,215 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,195 and 3,722 common shares on a weighted average basis for the three and nine months ended September 30, 2009, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446

Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,742	4,742	4,742	4,744	4,744	4,744	2,899
Add: 5.50% exchangeable senior debentures interest expense	4,050	3,148	—	—	—	—	—

FFO available to common stockholders and unitholders — diluted	$74,716	$70,590	$64,477	$68,204	$61,997	$50,342	$47,259

Weighted average common stock and units outstanding	82,094	81,999	80,550	79,096	76,953	72,354	72,175
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.5% debentures)	1,373	730	191	194	2,423	2,179	1,712
Add: Effect of dilutive series C convertible preferred stock	3,615	3,615	3,615	3,615	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,215	8,215	8,215	8,218	8,218	8,218	5,022
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,195	4,902	—	—	—	—	—

Weighted average common stock and units outstanding — diluted	101,492	99,461	92,571	91,123	91,209	86,366	82,524

Note: For a definition and discussion of FFO, see page 28.

Adjusted Funds From Operations (AFFO) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$64,010	$60,786	$57,821	$61,546	$55,339	$43,684	$42,446

Adjustments:

Non-real estate depreciation	276	283	217	196	189	177	159
Amortization of deferred financing costs	2,114	1,896	1,662	1,599	1,524	1,411	1,398
Amortization of debt discount	992	974	959	943	927	911	896
Non-cash compensation	2,185	2,130	1,520	1,663	3,174	1,582	1,220
Loss from early extinguishment of debt	—	—	—	—	—	182	—
Straight line rents	(11,669)	(11,089)	(11,308)	(11,036)	(8,301)	(8,899)	(7,771)
Above and below market rent amortization	(1,953)	(2,118)	(2,139)	(1,971)	(2,081)	(2,525)	(2,685)
Capitalized leasing compensation	(1,917)	(1,414)	(1,271)	(1,008)	(1,009)	(974)	(1,045)
Recurring capital expenditures and tenant improvements	(2,980)	(7,161)	(496)	(3,031)	(1,730)	(3,699)	(2,868)
Capitalized leasing commissions	(1,823)	(2,467)	(4,283)	(4,349)	(3,759)	(1,259)	(3,936)

AFFO available to common stockholders and unitholders	$49,235	$41,820	$42,682	$44,552	$44,273	$30,591	$27,814

(1) Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Note: For a definition and discussion of AFFO, see page 28. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)(2)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Net income available to common stockholders	$12,406		$10,271		$10,295		$13,793		$7,484		$3,094		$2,319

Interest	22,559		22,495		18,937		17,747		15,716		14,956		15,202
Taxes	333		292		436		140		154		726		89
Depreciation and amortization	50,439		49,183		46,304		47,086		46,548		39,591		39,153

EBITDA	85,737		82,241		75,972		78,766		69,902		58,367		56,763

Noncontrolling interest	1,438		831		793		1,238		833		354		239
Preferred stock dividends	10,101		10,101		10,101		10,102		10,102		10,102		8,258

Adjusted EBITDA	$97,276		$93,173		$86,866		$90,106		$80,837		$68,823		$65,260

(1) For the definition and discussion of EBITDA and Adjusted EBITDA, see page 28.
(2) Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

Financial Ratios (1)
(unaudited and in thousands)
	30-Sep-09		30-Jun-09		31-Mar-09		31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08
Total GAAP interest expense	22,559		22,495		18,937		17,747		15,716		14,956		15,202
Capitalized interest	2,027		2,147		3,072		4,305		4,630		4,708		4,708
Change in accrued interest and other noncash amounts	(4,774)		(7,947)		(611)		(4,613)		(230)		(4,973)		183

Cash interest expense (a)	19,812		16,695		21,398		17,439		20,116		14,691		20,093
Scheduled debt principal payments and preferred dividends	13,169		13,026		13,107		12,884		12,503		12,472		10,644

Total fixed charges (b)	32,981		29,721		34,505		30,323		32,619		27,163		30,737

Debt service coverage ratio based on GAAP interest expense (c)	4.3	x	4.1	x	4.6	x	5.1	x	5.1	x	4.6	x	4.3	x
Debt service coverage ratio based on cash interest expense (c)	4.9	x	5.6	x	4.1	x	5.2	x	4.0	x	4.7	x	3.2	x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.7	x	2.6	x	2.7	x	2.9	x	2.9	x	2.5	x	2.5	x
Fixed charge coverage ratio based on cash interest expense (d)	2.9	x	3.1	x	2.5	x	3.0	x	2.5	x	2.5	x	2.1	x
Debt to total market capitalization including debt and preferred equity (e)	26.5%		29.5%		29.7%		29.7%		22.6%		27.2%		26.8%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	37.8%		42.9%		43.9%		44.4%		34.8%		40.9%		42.2%
Pretax income to interest expense (g)	2.1	x	1.9	x	2.1	x	2.4	x	2.2	x	1.9	x	1.7	x
Net Debt to Adjusted EBITDA (h)	4.0	x	3.9	x	3.9	x	3.6	x	3.8	x	4.9	x	4.4	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges see page 6.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income including interest divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 6) less cash and cash equivalents divided by Adjusted EBITDA multiplied by four.
(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Net Operating Income (NOI) and Run-rate NOI

For the three months ended September 30, 2009

(unaudited and in thousands)

Rental revenues	$130,878
Tenant reimbursements	32,236
Rental property operating and maintenance	(45,278)
Property taxes	(9,295)
Insurance	(1,495)

NOI	$107,046

Actual results of properties acquired during the quarter:
Rental revenues	(30)
Tenant reimbursements	—
Rental property operating and maintenance	8
Property taxes	—
Insurance	—

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	500
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$107,524

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$12,406
Other revenues	(113)
Interest expense	22,559
Depreciation and amortization	50,439
General and administrative expenses	10,660
Tax expense	333
Other expenses	404
Equity in earnings of unconsolidated joint venture	(1,091)
Interest and other income	(90)
Net Income attributable to noncontrolling interest	1,438
Preferred stock dividends	10,101

NOI	$107,046

Note: For a definition and discussion of NOI and Run-rate NOI, see page 28.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Same Store and New Properties Consolidated Quarterly Statements of Operations (1)

(unaudited and in thousands)

	Three Months Ended
Same store (2)	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Operating Revenues:

Rental	$127,854	$122,415	$115,993	$110,692	$101,575	$97,892	$92,746
Tenant reimbursements	31,038	28,444	29,919	28,507	29,878	25,698	21,787
Other	113	83	18	5,572	9,685	112	14

Total operating revenues	159,005	150,942	145,930	144,771	141,138	123,702	114,547

Operating Expenses:

Rental property operating and maintenance	43,259	40,435	41,094	41,764	39,802	35,931	31,624
Property taxes	9,027	8,986	9,107	5,723	8,650	8,521	8,124
Insurance	1,455	1,463	1,439	1,325	1,246	1,198	1,205
Depreciation and amortization	49,319	48,092	45,460	46,794	46,255	39,591	39,153
General and administrative (3)	10,660	10,040	10,102	8,661	11,261	9,686	8,783
Other	404	—	285	26	749	2	307

Total operating expenses	114,124	109,016	107,487	104,293	107,963	94,929	89,196

Operating income	44,881	41,926	38,443	40,478	33,175	28,773	25,351

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	1,091	741	1,116	1,860	178	173	158
Interest and other income	91	402	242	589	452	405	655
Interest expense (4)	(22,301)	(22,459)	(18,937)	(17,747)	(15,716)	(14,954)	(15,202)
Tax expense	(332)	(314)	(434)	(140)	(154)	(726)	(89)
Loss from early extinguishment of debt	—	—	—	—	—	(182)	—

Net Income	$23,430	$20,296	$20,430	$25,040	$17,935	$13,489	$10,873

New properties (2)
Operating Revenues:

Rental	$3,024	$2,965	$2,096	$706	$874	$74	$—
Tenant reimbursements	1,198	1,100	1,108	1,629	4	—	—
Other	—	—	—	—	—	—	—

Total operating revenues	4,222	4,065	3,204	2,335	878	74	—

Operating Expenses:

Rental property operating and maintenance	2,019	1,866	1,479	1,900	57	12	57
Property taxes	268	163	104	44	39	1	—
Insurance	40	25	17	8	6	—	—
Depreciation and amortization	1,120	1,091	844	292	293	—	—
General and administrative (3)	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—

Total operating expenses	3,447	3,145	2,444	2,244	395	13	57

Operating income	775	920	760	91	483	61	(57)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—
Interest and other income	(1)	1	1	2	1	2	—
Interest expense (4)	(258)	(36)	—	—	—	(2)	—
Income tax expense	(1)	22	(2)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—

Net Income	$515	$907	$759	$93	$484	$61	$(57)

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009 (see footnote 1 on page 6).
(2)	Same store properties are properties that were acquired on or before December 31, 2007 and new properties are properties acquired after December 31, 2007.
(3)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(4)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Same Store Operating Trend Summary (1)

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (2)	30-Sep-09	30-Jun-09	Percentage Change	30-Sep-08	Percentage Change
Rental (3)	$127,854	$122,415	4.4%	$101,575	25.9%
Tenant reimbursements	31,038	28,444	9.1%	29,878	3.9%

	158,892	150,859	5.3%	131,453	20.9%

Rental property operating and maintenance	43,259	40,435	7.0%	39,802	8.7%
Property taxes	9,027	8,986	0.5%	8,650	4.4%
Insurance	1,455	1,463	(0.5)%	1,246	16.8%

	53,741	50,884	5.6%	49,698	8.1%

Net Operating Income (4)	$105,151	$99,975	5.2%	$81,755	28.6%

Same store occupancy at end of quarter	95.1%	94.7%		95.2%

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009. (See footnote 1 on page 6).
(2)	Same store properties were acquired on or before December 31, 2007.
(3)	For the periods presented, same store straight-line rent was $11,102, $10,479 and $8,086, respectively, and non-cash adjustments related to FAS 141 were $1,926, $2,092 and $2,050, respectively.
(4)	For a definition and discussion of Net Operating Income, see page 28.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of September 30, 2009	% of Debt	Interest Rate as of September 30, 2009	Interest Rate as of September 30, 2009 including swaps
Unhedged Floating Rate Debt

Revolving credit facility	August 31, 2012	(1)	149,838	9.4%	1.37%	—

			$149,838	9.4%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt

Secured Term Debt	November 11, 2014		144,698	9.0%	5.65%	—
3 Corporate Place	August 1, 2013	(1)	80,000	5.0%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015		78,198	4.9%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		67,475	4.2%	5.93%	—
Mundells Roundabout	November 30, 2013		68,443	4.3%	1.70%	4.18%
600 West Seventh Street	March 15, 2016		55,854	3.5%	5.80%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		55,000	3.4%	5.95%	—
1100 Space Park Drive	December 11, 2016		55,000	3.4%	5.89%	—
150 South First Street	February 6, 2017		52,907	3.3%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		46,218	2.9%	2.10%	5.13%
1500 Space Park Drive	October 5, 2013		42,352	2.6%	6.15%	—
2334 Lundy Place	November 11, 2016		40,000	2.5%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		39,737	2.5%	2.10%	5.35%
6 Braham Street	April 10, 2011		20,776	1.3%	1.44%	5.84%
1201 Comstock Street	June 24, 2013	(1)	17,920	1.1%	3.75%	—
Datacenter Park — Dallas	September 15, 2012	(1)	17,000	1.1%	5.00%	—
Paul van Vlissingenstraat 16	July 18, 2013		15,597	1.0%	2.35%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		11,328	0.7%	2.25%	5.57%
1125 Energy Park Drive	March 1, 2032		9,238	0.6%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013		9,930	0.6%	2.25%	5.49%
731 East Trade Street	July 1, 2020		5,368	0.3%	8.22%	—

			$933,039	58.2%
4.125 % exchangeable senior debentures due 2026	August 15, 2026		172,500	10.8%	6.75%	—
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400	16.7%	5.50%
Unsecured senior notes — Series A	July 24, 2011		25,000	1.6%	7.00%	—
Unsecured senior notes — Series B	November 5, 2013		33,000	2.1%	9.32%	—
Unsecured senior notes — Series C	January 6, 2016		25,000	1.6%	9.68%	—
Total Fixed Rate Debt Including Swaps			$1,454,939	91.0%
Unamortized discount on 4.125% exchangeable senior debentures due 2026			(7,674)	(0.5)%
Unamortized Loan premium — 1125 Energy Park Drive, 731 East Trade Street and 1500 Space Park Drive mortgages			2,167	0.1%

Total Consolidated Debt			$1,599,270	100.0%

Weighted average cost of debt (including interest rate swaps)						5.54%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of September 30, 2009	Available as of September 30, 2009	Drawn as of September 30, 2009
Revolving Credit Facility	$750,000	$587,000	$149,838

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Citicorp North America, Inc.	$85,000
2	KeyBank, N.A.	85,000
3	Bank of America, N.A. (1)	70,000
4	The Royal Bank of Scotland PLC	70,000
5	Deutsche Bank	70,000
6	Merrill Lynch Capital Corporation (1)	60,000
7	Sovereign Bank	50,000
8	Raymond James Bank, FSB	50,000
9	Royal Bank of Canada, New York Branch	40,000
10	Morgan Stanley Bank, National Association	30,000
11	Credit Suisse, Cayman Islands Branch	25,000
12	Société Générale	25,000
13	UBS Loan Finance LLC	25,000
14	Allied Irish Banks, p.l.c.	15,000
15	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
16	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
17	Comerica Bank	10,000
18	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

(1)	On January 1, 2009, Bank of America Corporation acquired Merrill Lynch & Co., Inc.

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Debt Maturities

(unaudited, in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
Revolving credit facility (1)	$—	$—	$—	$149,838	$—	$—	$149,838
Secured Term Debt (2)	621	2,550	2,700	2,836	3,026	132,965	144,698
3 Corporate Place (1)	—	—	—	—	80,000	—	80,000
200 Paul Avenue 1-4	395	1,624	1,721	1,812	1,932	70,714	78,198
2045 & 2055 LaFayette Street	204	835	886	941	999	63,610	67,475
600 West Seventh Street	330	1,367	1,448	1,535	1,626	49,548	55,854
1100 Space Park Drive	56	648	687	720	774	52,115	55,000
34551 Ardenwood Boulevard 1-4	55	639	678	711	765	52,152	55,000
150 South First Street	148	596	635	677	722	50,129	52,907
114 Rue Ambroise Croizat	180	720	720	44,598	—	—	46,218
1500 Space Park Drive	469	1,942	2,067	2,192	35,682	—	42,352
Mundells Roundabout	—	—	—	—	68,443	—	68,443
2334 Lundy Place	40	464	493	517	556	37,930	40,000
Unit 9, Blanchardstown Corporate Park	155	619	619	38,344	—	—	39,737
Unsecured senior notes	—	—	25,000	—	33,000	25,000	83,000
6 Braham Street	160	639	19,977	—	—	—	20,776
1201 Comstock Street (1)	183	762	813	16,162	—	—	17,920
Datacenter Park — Dallas (1)	—	850	808	15,342	—	—	17,000
Paul van Vlissingenstraat 16	61	246	246	246	14,798	—	15,597
Chemin de l’Epinglier 2	44	177	177	177	10,753	—	11,328
Gyroscoopweg 2E-2F	39	156	156	156	9,423	—	9,930
1125 Energy Park Drive	35	143	154	8,906	—	—	9,238
731 East Trade Street	53	235	274	297	323	4,186	5,368
4.125 % exchangeable senior debentures due 2026 (3)	—	—	172,500	—	—	—	172,500
5.50% exchangeable senior debentures due 2029 (4)	—	—	—	—	—	266,400	266,400

Total	$3,228	$15,212	$232,759	$286,007	$262,822	$804,749	$1,604,777

Weighted Average Term to Initial Maturity (3)(4)	4.3 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (3)(4)	4.6 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.
(4)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $2,167 of loan premiums and ($7,674) of debt discount on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Portfolio Summary

As of September 30, 2009

	9/30/2009	6/30/2009
Number of Properties:
Domestic	64	61
International	14	14

	78 (1)	75 (1)
Number of Buildings:
Domestic	90	81
International	18	18

	108	99
Number of Markets:
Domestic	20	20
International	7	7

	27	27
Net Rentable Square Feet:
Domestic	10,762,478	10,673,413
International	1,202,044	1,181,473

	11,964,522	11,854,886
Redevelopment Square Feet:
Domestic	1,675,243	925,999
International	201,642	222,213

	1,876,885	1,148,212

Portfolio Occupancy (2)	95.2%	94.8%
Same Store Pool Occupancy (2)	95.1%	94.7%
Average Original Lease Term (years)	13.8	13.7
Average Remaining Lease Term (years)	7.6	7.5
Lease Expirations (through 2010)	6.0%	8.2%

(1)	Excludes one property held as an investment in an unconsolidated joint venture and developable land.
(2)	Occupancy excludes space held for redevelopment.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Properties Acquired

For the three months ended September 30, 2009

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
1525 Comstock Street (2)	Silicon Valley	Sep-09	26.4		42,385	—	99.2%
Digital Realty Trust Datacenter Park (4)	Dallas	Sep-09	1.9	(3)	—	796,226	0.0%
444 Toyama Drive	Silicon Valley	Sep-09	17.5		42,083	—	100.0%

			$45.8		84,468	796,226	99.6%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.
(2)	Acquisition of remaining portion of joint venture that owns this building. Net rentable square footage has been previously reported.
(3)	Represents a portion of the initial contribution to be invested, which will, following additional capital contributions, result in a 60% ownership interest in a joint venture that owns this datacenter park under redevelopment. Since we control the joint venture, we have consolidated the joint venture in the accompanying consolidated financial statements.
(4)	The seven buildings at Digital Realty Trust Datacenter Park are considered one property for our property count.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Occupancy Analysis

As of September 30, 2009

(Dollar amounts in thousands)

						Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/09	As of 06/30/09	As of 03/31/09	As of 12/31/08	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateway Datacenters

350 East Cermak Road	May-05	Chicago	1,076,676	57,063	51,933	95.9%	90.6%	94.0%	96.0%	27.9%	9.0%	27.7%	11.1%
200 Paul Avenue 1-4	Nov-04	San Francisco	436,299	91,381	23,909	99.9%	99.9%	95.1%	100.0%	11.3	3.6	12.8	5.1
120 E. Van Buren Street	Jul-06	Phoenix	254,497	33,017	19,443	94.0%	91.7%	91.7%	91.7%	6.6	2.1	10.4	4.2
111 Eighth Avenue (3)	Mar-07	New York/New Jersey	116,843	—	18,240	100.0%	100.0%	100.0%	100.0%	3.0	1.0	9.7	3.9
600 West Seventh Street	May-04	Los Angeles	482,089	7,633	16,744	94.4%	94.1%	94.6%	94.6%	12.5	4.0	8.9	3.6
114 Rue Ambroise Croizat	Dec-06	Paris, France	281,888	70,258	15,617	95.7%	99.3%	99.1%	95.4%	7.3	2.4	8.3	3.4
2323 Bryan Street	Jan-02	Dallas	457,217	19,890	14,281	78.3%	76.4%	77.1%	77.0%	11.9	3.8	7.6	3.1
1100 Space Park Drive	Nov-04	Silicon Valley	165,297	—	7,660	100.0%	100.0%	99.1%	99.1%	4.3	1.4	4.1	1.6
600-780 S. Federal	Sep-05	Chicago	161,547	—	4,745	69.4%	69.4%	69.4%	81.9%	4.2	1.5	2.5	1.0
36 NE 2nd Street	Jan-02	Miami	162,140	—	4,743	95.9%	95.9%	95.9%	95.9%	4.2	1.4	2.5	1.0
900 Walnut Street	Aug-07	St Louis	112,266	—	3,614	92.9%	97.3%	93.5%	93.5%	2.9	0.9	1.9	0.8
6 Braham Street	Jul-02	London, England	63,233	—	3,548	100.0%	100.0%	100.0%	100.0%	1.6	0.5	1.9	0.8
125 North Myers	Aug-05	Charlotte	25,402	—	1,244	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.7	0.3
731 East Trade Street	Aug-05	Charlotte	40,879	—	1,200	100.0%	100.0%	100.0%	100.0%	1.1	0.3	0.6	0.3
113 North Myers	Aug-05	Charlotte	20,086	9,132	719	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.4	0.2

			3,856,359	288,374	187,640	93.2%	91.7%	92.0%	93.4%	100.0%	32.3%	100.0%	40.4%

Corporate Datacenters

43881 Devon Shafron Drive	Mar-07	Northern Virginia	180,000	—	17,456	98.5%	99.0%	83.5%	100.0%	2.6%	1.5%	7.0%	3.8%
3 Corporate Place	Dec-05	New York/New Jersey	276,162	769	14,626	95.6%	93.7%	89.5%	89.5%	4.1	2.3	5.9	3.1
300 Boulevard East	Nov-02	New York/New Jersey	311,950	—	14,208	100.0%	100.0%	100.0%	100.0%	4.6	2.6	5.7	3.1
833 Chestnut Street	Mar-05	Philadelphia	588,770	65,988	11,361	86.4%	89.5%	87.9%	87.7%	8.7	4.9	4.6	2.4
43791 Devon Shafron Drive	Mar-07	Northern Virginia	132,806	2,194	9,752	100.0%	100.0%	100.0%	100.0%	2.0	1.1	3.9	2.1
Clonshaugh Industrial Estate II	Feb-06	Dublin, Ireland	124,500	—	9,405	100.0%	100.0%	100.0%	100.0%	1.8	1.0	3.8	2.0
2440 Marsh Lane	Jan-03	Dallas	116,513	18,737	9,163	77.6%	77.6%	60.0%	70.9%	1.7	1.0	3.7	2.0
Unit 9, Blanchardstown Corporate Park	Dec-06	Dublin, Ireland	120,000	—	8,914	86.2%	86.2%	95.0%	87.3%	1.8	1.0	3.6	1.9
1500 Space Park Drive	Sep-07	Silicon Valley	51,615	—	8,534	100.0%	100.0%	100.0%	100.0%	0.8	0.4	3.4	1.8
3011 Lafayette Street	Jan-07	Silicon Valley	90,780	—	8,479	100.0%	100.0%	100.0%	100.0%	1.3	0.8	3.4	1.8
1525 Comstock Street	Sep-09	Silicon Valley	42,385	—	8,419	99.2%	98.3%	0.0%	0.0%	0.6	0.4	3.4	1.8
4025 Midway Road	Jan-06	Dallas	87,964	12,626	8,231	99.8%	99.8%	99.8%	99.8%	1.3	0.7	3.3	1.8
2055 East Technology Circle	Oct-06	Phoenix	76,350	—	7,553	100.0%	100.0%	100.0%	100.0%	1.1	0.6	3.0	1.6
Mundells Roundabout	Apr-07	London, England	113,464	—	7,241	100.0%	100.0%	100.0%	0.0%	1.7	0.9	2.9	1.6
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	6,480	100.0%	100.0%	100.0%	100.0%	4.4	2.5	2.6	1.4
150 South First Street	Sep-04	Silicon Valley	179,761	—	5,977	99.5%	100.0%	100.0%	100.0%	2.6	1.5	2.4	1.3
11830 Webb Chapel Road	Aug-04	Dallas	365,647	—	5,974	95.0%	95.0%	95.0%	95.0%	5.4	3.1	2.4	1.3
14901 FAA Boulevard	Jun-06	Dallas	263,700	—	4,700	100.0%	100.0%	100.0%	100.0%	3.9	2.2	1.9	1.0
2334 Lundy Place	Dec-02	Silicon Valley	130,752	—	4,600	100.0%	100.0%	100.0%	100.0%	1.9	1.1	1.9	1.0
375 Riverside Parkway	Jun-03	Atlanta	220,016	30,175	4,409	100.0%	100.0%	100.0%	100.0%	3.2	1.8	1.8	0.9
1201 Comstock Street	Jun-08	Silicon Valley	24,000	—	4,197	100.0%	100.0%	100.0%	0.0%	0.4	0.2	1.7	0.9
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	4,003	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.6	0.9
12001 North Freeway	Apr-06	Houston	280,483	20,222	3,815	75.4%	75.4%	95.5%	98.5%	4.1	2.3	1.5	0.8
Cressex 1	Dec-07	London, England	50,847	—	3,680	90.6%	90.6%	87.2%	0.0%	0.7	0.4	1.5	0.8
115 Second Avenue	Oct-05	Boston	66,730	—	3,437	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.4	0.7
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,407	100.0%	100.0%	100.0%	100.0%	2.5	1.4	1.4	0.7
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,362	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.4	0.7
365 S. Randolphville Road	Feb-08	New York/New Jersey	19,354	245,438	3,104	100.0%	0.0%	0.0%	0.0%	0.3	0.2	1.3	0.7
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,735	100.0%	100.0%	100.0%	100.0%	0.9	0.5	1.1	0.6
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,660	100.0%	100.0%	100.0%	100.0%	2.0	1.1	1.1	0.6
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,470	97.1%	84.1%	100.0%	100.0%	0.3	0.2	1.0	0.5
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,307	58.8%	58.8%	58.8%	58.8%	1.1	0.6	0.9	0.5
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,305	100.0%	100.0%	100.0%	100.0%	1.7	0.9	0.9	0.5
210 N Tucker Boulevard	Aug-07	St Louis	139,588	62,000	2,295	78.4%	78.4%	94.1%	94.1%	2.1	1.2	0.9	0.5
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,109	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.9	0.5
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139	—	1,829	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.7	0.4
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016	—	1,759	100.0%	100.0%	100.0%	100.0%	0.6	0.3	0.7	0.4
444 Toyama Drive	Sep-09	Silicon Valley	42,083	—	1,725	100.0%	N/A	N/A	N/A	0.6	0.4	0.7	0.4

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Occupancy Analysis

As of September 30, 2009

(Dollar amounts in thousands)

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/09	As of 06/30/09	As of 03/31/09	As of 12/31/08	Property Type	Total Portfolio	Property Type	Total Portfolio
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,712	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.7	0.4
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,697	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.7	0.4
7505 Mason King Court	Nov-08	Northern Virginia	109,650		—	1,694	100.0%	100.0%	100.0%	0.0%	1.6	0.9	0.7	0.4
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,592	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.6	0.3
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,530	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.6	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,509	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.6	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,502	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.6	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,439	100.0%	100.0%	100.0%	100.0%	1.7	1.0	0.6	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.7	0.9	0.6	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,415	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.6	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	4.6	2.6	0.6	0.3
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,287	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.5	0.3
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	814	100.0%	100.0%	100.0%	100.0%	0.3	0.1	0.3	0.2
600 Winter Street	Sep-06	Boston	30,400		—	794	100.0%	100.0%	100.0%	100.0%	0.4	0.3	0.3	0.2
2300 NW 89th Place	Sep-06	Miami	64,174		—	616	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.2	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.2	0.1
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	512	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.2	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	265	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.1	0.1
3 St. Anne’s Boulevard	Dec-07	London, England	—		96,384	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—		46,750	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
905 Quality Way	Sep-09	Dallas	—		249,657	—	0.0%	0.0%	0.0%	95.1%	—	—	—	—
650 Randolph Road	Jun-08	New York/New Jersey	—		127,790	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1232 Alma Road	Sep-09	Dallas	—		105,726	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—		112,253	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—		246,940	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—		20,500	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			6,804,945		1,574,111	248,512	95.7%	95.8%	96.1%	95.1%	100.0%	56.8%	100.0%	53.5%

Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,734	100.0%	100.0%	100.0%	100.0%	48.5%	2.6%	55.4%	1.9%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,794	100.0%	100.0%	100.0%	100.0%	28.8	1.5	24.0	0.8
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	17.9	0.9	18.1	0.6
2 St. Anne’s Boulevard	Dec-07	London, England	30,612		14,400	400	100.0%	100.0%	100.0%	100.0%	4.8	0.3	2.5	0.1

			634,724		14,400	15,780	100.0%	100.0%	100.0%	100.0%	100.0%	5.3%	100.0%	3.4%
Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	57.9%	3.2%	56.8%	1.5%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.1	22.4	0.6
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	23.3	1.3	20.8	0.6
908 Quality Way	Sep-09	Dallas	—		14,400	—	0.0%	N/A	N/A	N/A	—	—	—	—

			668,494		14,400	12,722	97.0%	97.0%	97.0%	97.0%	100.0%	5.6%	100.0%	2.7%

Portfolio Total /Weighted Average			11,964,522	(4)	1,891,285	$464,654	95.2%	94.8%	95.1%	94.9%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2009 multiplied by 12.
(2)	Occupancy excludes space held for redevelopment.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net Rentable Square Feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 98.4% occupied as of September 30, 2009.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Major Tenants

as of September 30, 2009

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	17	1,701,639	14.2%	$44,562	9.6%	114
2	Equinix Operating Company, Inc. (3)	4	606,316	5.1%	$23,081	5.0%	98
3	Qwest Communications International, Inc.	15	637,712	5.3%	$20,395	4.4%	73
4	Facebook, Inc.	3	134,999	1.1%	$16,911	3.6%	92
5	NTT Communications Company	4	295,032	2.5%	$16,671	3.6%	66
6	TelX Group, Inc.	10	120,825	1.0%	$15,179	3.3%	206
7	JPMorgan Chase & Co.	3	149,935	1.3%	$14,021	3.0%	123
8	Morgan Stanley	2	92,451	0.8%	$13,554	2.9%	52
9	AT & T	12	389,375	3.3%	$11,873	2.6%	121
10	Yahoo! Inc.	2	110,847	0.9%	$9,763	2.1%	97
11	eircom Limited	1	124,500	1.0%	$9,405	2.0%	118
12	BT Americas, Inc.	3	47,286	0.4%	$8,952	1.9%	99
13	T-Systems North America, Inc.	3	82,610	0.7%	$8,826	1.9%	51
14	Microsoft Corporation	2	313,485	2.6%	$7,998	1.7%	70
15	Carpathia Hosting	2	37,063	0.3%	$7,470	1.6%	109
16	HSBC Bank PLC	1	113,464	0.9%	$7,241	1.6%	171
17	Comverse Technology, Inc.	1	367,033	3.1%	$7,222	1.6%	16
18	Level 3 Communications, LLC (4)(5)	19	255,423	2.1%	$6,877	1.5%	119
19	Horizon Data Center Solutions	2	52,077	0.4%	$6,810	1.5%	88
20	TATA Communications	2	105,366	0.9%	$6,742	1.5%	102

	Total/Weighted Average		5,737,438	47.9%	$263,553	56.9%	97

(1)	Occupied square footage is defined as leases that have commenced on or before September 30, 2009.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2009 multiplied by 12.
(3)	Equinix Operating Company, Inc. acquired Switch & Data Facilities Company, Inc. on October 20, 2009. On a pro forma basis, total occupied square feet and annualized rent would be 705,069 and $26,526, respectively.
(4)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.
(5)	Excludes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remains liable to us for rents under its lease. Including the lease at 6 Braham Street, total occupied square feet and annualized rent would be 353,021 and $9,505, respectively.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

UTILITY POWER CAPACITY (1)

 Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	Datacenter Park - Dallas	Dallas	40
8	44470 Chilum Place	Northern Virginia	36
9	150 South First Street	Silicon Valley	36
10	101 Aquila Way	Atlanta	30
11	365 South Randolphville Road	New York	26
12	14901 FAA Boulevard	Dallas	25
13	2401 Walsh Street	Silicon Valley	25
14	2403 Walsh Street	Silicon Valley	25
15	4700 Old Ironsides Drive	Silicon Valley	25
	Total Potential Power Capacity - Top 15 Properties		776

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2009

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		576,626	4.8%	—	0.0%
2009 (3)	105	245,890	2.1%	7,590	1.6%	$30.87	26.97	6,632
2010	91	471,116	3.9%	21,516	4.6%	$45.67	46.76	22,031
2011	100	1,260,048	10.5%	32,785	7.1%	$26.02	26.71	33,656
2012	104	154,920	1.3%	15,293	3.3%	$98.72	105.57	16,355
2013	78	1,028,730	8.6%	51,744	11.1%	$50.30	55.51	57,106
2014	89	841,179	7.0%	43,375	9.3%	$51.56	59.09	49,702
2015	80	1,867,362	15.6%	61,985	13.3%	$33.19	36.66	68,462
2016	60	843,582	7.1%	31,980	6.9%	$37.91	44.05	37,160
2017	34	550,868	4.6%	17,022	3.7%	$30.90	36.99	20,377
2018	48	576,050	4.8%	28,189	6.1%	$48.93	65.07	37,486
Thereafter	153	3,548,151	29.7%	153,175	33.0%	$43.17	57.90	205,452

Portfolio Total / Weighted Average	942	11,964,522	100.0%	$464,654	100.0%	$40.80	$48.68	$554,419

Lease Distribution

As of September 30, 2009

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent
Available			576,626	4.8%	—	—
2,500 or less	557	59.1%	298,231	2.5%	41,238	8.9%
2,501 - 10,000	183	19.4%	1,032,158	8.6%	65,776	14.2%
10,001 - 20,000	68	7.2%	1,275,864	10.7%	60,108	12.9%
20,001 - 40,000	60	6.4%	1,815,098	15.2%	95,413	20.5%
40,001 - 100,000	46	4.9%	2,904,764	24.3%	104,702	22.5%
Greater than 100,000	28	3.0%	4,061,781	33.9%	97,417	21.0%

Portfolio Total	942	100.0%	11,964,522	100.0%	$464,654	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2009 multiplied by 12.
(3)	Includes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remains liable to us for rents under its lease.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Leasing Activity

As of September 30, 2009

	For the Three Months Ended September 30, 2009	% Leased
Occupied Square Feet as of June 30, 2009 (1)	11,233,813	94.8%

3Q 2009 Acquisitions:
444 Toyama	42,083	100.0%

Occupied Square Feet including 3Q 2009 Acquisitions (1)	11,275,896	94.2%
Expirations, Terminations and Reductions	(20,699)	(0.2)%
New Leases and Expansions	100,518	0.9%
Remeasurements (2)	32,181	0.3%

Occupied Square Feet as of September 30, 2009 (1)	11,387,896	95.2%

GAAP Rent Growth (3)

Expiring Rent per Square Foot		$73.44
New Rent per Square Foot		$169.96
Percentage Increase		131.4%

Weighted Average Lease Term - New (in months)		115

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year 2008
	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Renewals (1)

Number of renewals	28	19	13	10	29
Square Feet	453,840	308,205	163,216	25,866	151,114
Tenant improvement costs per square foot (2)	$2.66	$0.17	$0.14	$3.08	$2.17
Leasing commission costs per square foot (2)	$7.35	$10.26	$6.04	$5.38	$6.72

Total renewal lease costs per square foot	$10.01	$10.43	$6.18	$8.46	$8.89

New Leases (3)

Number of non-redevelopment leases	8	17	12	12	64
Non-Redevelopment square feet	2,289	35,875	121,926	135,884	257,354
Non-Redevelopment tenant improvement costs per square foot (2)	$28.40	$12.97	$0.57	$—	$12.87
Non-Redevelopment leasing commission costs per square foot (2)	$11.55	$12.42	$2.79	$9.85	$10.97
Number of redevelopment leases	17	10	16	13	78
Redevelopment square feet	98,229	79,255	328,538	184,092	912,942
Redevelopment tenant improvement costs per square foot (2) (4)	$5.09	$14.89	$1.35	$3.11	$2.97
Redevelopment leasing commission costs per square foot (2)	$12.74	$20.67	$12.39	$17.62	$11.79

Total Number of Leases	25	27	28	25	142
Total Square Feet	100,518	115,130	450,464	319,976	1,170,296
Total new lease costs per square foot	$18.33	$32.39	$10.93	$16.11	$16.76

Total (5)

Number of leases	53	46	41	35	171
Square Feet	554,358	423,335	613,680	345,842	1,321,410
Tenant improvement costs per square foot (2)	$3.20	$4.01	$0.87	$1.89	$4.81
Leasing commission costs per square foot (2)	$8.32	$12.39	$8.79	$13.65	$11.05

Total costs per square foot	$11.52	$16.40	$9.66	$15.54	$15.86

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(4)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.
(5)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Historical Capital Expenditures

	Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Recurring capital expenditures (1) (2)	$4,803,000	$9,628,000	$4,779,000	$7,380,000	$5,489,000	$5,272,000	$7,349,000
Non-recurring capital expenditures (2)	$66,272,000	$88,605,000	$125,530,000	$135,646,000	$128,204,000	$138,379,000	$86,040,000
Total net rentable square feet at period end excluding redevelopment space	11,964,522	11,854,886	11,784,573	11,387,102	11,244,657	10,977,945	10,795,795

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Redevelopment Activity

For the quarter ended September 30, 2009

(Square feet)

Activity for the quarter ended September 30, 2009	US	Europe	Total	% Leased (1)
Redevelopment Space as of June 30, 2009	925,999	222,213	1,148,212
Acquired Redevelopment Space and New Construction Space	796,226	—	796,226

Converted Redevelopment Space:
Turn-Key Datacenter®	(39,585)	(19,760)	(59,345)	100.0%
Powered Base Building®	(7,397)	(811)	(8,208)	100.0%
Remeasurement Adjustments	—	—	—

Redevelopment Space as of September 30, 2009	1,675,243	201,642	1,876,885

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased (2)
Turn-Key Datacenter®	90,453	53,000	143,453	46.8%
Build-to-Suit	—	—	—
New Powered Base Building® Shell	—	—	—

Redevelopment Space Under Construction as of September 30, 2009	90,453	53,000	143,453

New Development Space Under Construction at Quarter End (3)	US	Europe	Total
New Powered Base Building® Shell	135,000	—	135,000

(1)	Defined as leases that have commenced on or before September 30, 2009.
(2)	Defined as leases that were signed on or before September 30, 2009.
(3)	Not included as part of our redevelopment space inventory as of September 30, 2009.

DIGITAL REALTY TRUST, INC.

Third Quarter 2009

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.